UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21337

Salomon Brothers Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

c/o Citigroup Asset Management

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: May 31

Date of reporting period: May 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Salomon Brothers

Global High Income

Fund Inc.

Annual Report

May 31, 2005

PFPC Inc.

P.O. Box 43027

Providence, RI 02940-3027

EHIANN 5/05

05-8790

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Letter From the Chairman

R. Jay Gerken, CFA

Chairman and Chief Executive Officer

Dear Shareholder,

Despite rising interest rates, climbing oil prices, geopolitical concerns and uncertainties surrounding the Presidential election, the U.S. economy continued to expand during the fiscal year. Following a 3.3% gain in the second quarter of 2004, gross domestic product (“GDP”)i growth was a robust 4.0% in the third quarter and 3.8% in the fourth quarter. The preliminary estimate for first quarter 2005 GDP growth was 3.5%, another strong advance. After the end of the Fund’s reporting period, preliminary first quarter 2005 GDP growth was revised up to 3.8%.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii moved to raise interest rates in an attempt to ward off inflation. As expected, the Fed increased its target for the federal funds rateiii by 0.25% to 1.25% on June 30, 2004 — the first rate hike in four years. The Fed again raised rates in 0.25% increments during its next seven meetings, bringing the target for the federal funds rate to 3.00%. Following the end of the Fund’s reporting period, at their June meeting, the Fed once again raised its target for the fed funds rate by 0.25% to 3.25%.

For much of the reporting period, the fixed-income market confounded many investors as short term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, remained fairly steady. Although longer-term rates rose in February and March on the back of strong economic data and growing inflationary concerns, longer-term rates again declined in May as economic data turned mixed. Looking at the period as a whole, the overall bond market, as measured by the Lehman Aggregate Bond Index,iv returned 6.82%.

Despite a sharp decline in March and April 2005, the high-yield market generated very strong returns during the fiscal year. In general, the high-yield market was buoyed by strong fundamentals, low default rates, and increased merger and acquisition activity. The market gave back some of its gains when investors became concerned over the potential for several high profile bond downgrades, including General Motors (“GM”) and Ford Motor Company (“Ford”). However, this wasn’t enough to detract from overall results, as the Citigroup High Yield Market Indexv returned 10.18% for the one-year reporting period.

During the fiscal year, emerging markets debt, as represented by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 19.80%. Improving country fundamentals and strong market technicals outweighed the downward pressure exerted throughout the period by Fed tightening. In addition, continued strength in commodity prices, including metals, agriculture, and oil provided positive support for many emerging market countries.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

As part of this transaction, Salomon Brothers Asset Management Inc (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected by Citigroup to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment management contract. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval. If this approval is obtained, the Manager will continue to serve as the Fund’s investment adviser.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman and Chief Executive Officer

June 29, 2005

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Manager Overview

Performance Review

For the 12 months ended May 31, 2005, the Salomon Brothers Global High Income Fund returned 3.15%, based on its New York Stock Exchange (“NYSE”) market price and 10.92% based on its net asset value (“NAV”)vii per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers Aggregate Bond Index, returned 6.82% and its Lipper Global Income Funds Closed-End Funds Category Averageviii was 13.08% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $1.2750 per share. On May 5, 2005, the Fund announced a dividend from ordinary income for the months of June, July and August 2005 of $0.0850 per common share, down from the $0.10625 monthly distribution paid in previous months. In declaring the new rate, the Fund cited the positive performance of the high yield and emerging debt markets since the inception of the Fund. These strong returns helped generate gains that, in turn, reduced the investment income available for distributions. This decline in investment income is a function of lower interest rates combined with substantial spread tightening in both the high yield and emerging debt markets. The performance table shows the Fund’s 30-day SEC yield and its 12-month total return based on its NAV and market price as of May 31, 2005. Past performance is no guarantee of future results. The Fund’s yields will vary.

FUND PERFORMANCE

AS OF MAY 31, 2005

(unaudited)

Price Per Share	30-Day SEC Yield	12-Month Total Return

$14.76 (NAV)	7.19%	10.92%

$12.96 (Market Price)	8.21%	3.15%

All figures represent past performance and are not a guarantee of future results. The Fund’s yields will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the Fund’s filings with the SEC. The yield figure reflects the income dividends and interest earned during the period after deduction of the Fund’s expenses for the period. These yields are as of May 31, 2005 and are subject to change.

Investment Grade Market Review

During the 12 months ended May 31, 2005, markets were primarily driven by Fed activity, employment and inflation data. The Fed’s eight “measured” 25-basis-pointix hikes during the period brought the federal funds rate to 3.00% from 1.00% by period end. This exerted upward pressure on short-term bond yields, driving 2-year yields up about 104 basis points during the 12 months. However, in what Fed Chairman Alan Greenspan termed a “conundrum”, long-term bond yields did not begin to rise and, in fact, continued to

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

decline, with 10-year yields falling almost 67 basis points during the 12 months. This sharp rise in short yields and continued decline in long yields resulted in the extensive yield curve flattening seen during the period.

As the market fully expected each 25-basis-point hike in the federal funds rate during the period — thanks to the Fed’s well-advertised intentions to raise rates at a measured pace — investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout the year that it would increase rates “at a pace that is likely to be measured” and, starting in June 2004, added that, “the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.”

Slowing global growth, rising inflation and surging oil prices (which rose approximately 32% during the 12 months) undoubtedly restrained economic activity during the period, with GDP declining year-over-year from first quarter 2004’s 4.5% pace to 3.5% growth in first quarter 2005. Fear of a slowdown in growth and increasing signs of inflation drove markets, particularly in the second half of the period.

Despite the slowing quarterly pace of growth, underlying economic activity remained relatively strong. The U.S. labor market began to pick up in early 2004 and continued to improve throughout the Fund’s fiscal year, although the pace of improvement remained uneven from month to month. Unemployment fell through the period, declining from 5.6% in May 2004 to 5.1% in May 2005. Industrial production and retail sales remained positive through the period, even considering the volatility in the auto sector as General Motors and Ford were successively downgraded by three major statistical credit rating agencies to below investment grade and the lowest tier of investment grade, respectively.

Over the 12 months ending May 31, 2005, mortgage-backed securities outperformed all other investment grade fixed income sectors on a duration-adjusted basis, including commercial mortgage-backed securities (“CMBS”), Agency debentures, asset-backed securities and credit. CMBS and Agency securities were the second and third best performers during the period. All Treasuries finished the year in positive territory, while longer-term U.S. Treasuries outperformed U.S. Treasury bills and notes as the Treasury curve flattened during the second half of the year.

High Yield Market Review

During the 12 months ended May 31, 2005, the high yield market, as represented by the Citigroup High Yield Market Index, returned 10.18%. High yield rebounded in June 2004, after a sell-off in the two months immediately prior to the start of the period, and proceeded to rally for the remainder of the year as investors gained confidence that inflation was contained and the Fed would continue to raise rates at a “measured pace.” Reduced U.S. Treasury market volatility, combined with the continued low interest rate environment, set a positive tone for high yield, engendering generally positive mutual fund flows and contributing both to the record number of deals that came to market during 2004 and strong demand for higher yielding assets. Additionally, default rates reached 20-year lows as the improving economy and the low interest rate environment enabled companies to extend their debt maturities and improve their liquidity.

Rising oil prices, weak equity markets and more hawkish comments from the Fed regarding inflation led the market back down in the first few months of 2005. The steady stream of negative auto sector headlines late in the period, including GM’s unexpected negative earnings warning in mid-March and Ford’s reduced earnings guidance and second quarter production cuts announced in late April, reintroduced investor fears of both companies’ potential downgrades to high yield status. This caused spreads to widen dramatically within the auto sector and across fixed income credit markets. However, Fitch’s downgrades of Ford and GM to the lowest level of investment grade and to non-investment grade, respectively, in the last month of the period removed some of the uncertainty in the market.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Following the resolution (for now) of Ford and GM’s ultimate resting place, high yield markets turned 180 degrees in mid-May, rallying out of negative territory to end the month significantly higher on stronger technicals and supportive economic developments. Notably, the 15-week streak of outflows from high yield mutual funds finally ended in the last week of May, when high yield funds experienced a US$1.0 billion inflow (according to AMG Data Services). In addition, strong employment data early in the month and a better-than-expected March trade deficit (leading to upward revisions in 1Q GDP) supported speculation that the slower numbers from the end of April were outliers. Finally, flat core Consumer Price Index for April eased inflation fears.

Based on the 7.91% yieldx of the Citigroup High Market Yield Index as of May 31, 2005, high-yield bonds continued to offer competitive yields relative to U. S. Treasury notes.xi However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

Emerging Markets Debt Review

Emerging markets debt returned 19.80% during the 12 months ended May 31, 2005, as represented by the EMBI Global. Improving country fundamentals and strong market technicals offset the downward pressure exerted by increases in the federal funds rate throughout the 12 months and credit contagion from the auto sector during the volatile last few months of the period. Continued progress on political and economic reform in many emerging countries and the generally positive macro environment supported broad credit quality improvements across emerging markets during the 12 months.

Sovereign debt markets began to recover in June 2004, after a significant sell-off in the two months immediately prior to the start of the period, and proceeded to rally through the end of the year. Positive returns were supported by strong underlying country fundamentals, commodity prices strength (particularly in metals, agriculture and oil) and relatively low U.S. Treasury market volatility.

Emerging debt markets continued to trend positive during the first two months of 2005 despite concerns over the path of U.S. interest rates, risks of higher inflation and new bond issuance weighing on the market. However, indications of potentially more aggressive tightening (50-basis-point increments) from the Fed and increasingly prominent inflation worries led the market down in March, broadly in line with the U.S. Treasury market. Emerging debt markets remained under pressure in early April as spillover from volatile credit markets, with the highly visible troubles in the auto sector, worsened technicals, but markets recovered through the remainder of the period as U.S. Treasury market volatility declined, the U.S. equity market recovered and country fundamentals remained broadly supportive.

Spreads tightened 130 basis points during the 12-month period ended May 31, 2005, closing at 364 basis points over U.S. Treasuries. Over the period, 12-month return volatility stood at 5.50%,xii substantially below long-term, historical levels of approximately 16%.

Factors Influencing Fund Performance

Sector rotation among investment grade, high yield and emerging markets debt was key to the Fund’s NAV performance versus its benchmark during the period. The tactical shift out of non-U.S. investment grade debt into emerging markets debt and U.S. high yield proved particularly beneficial, as emerging markets debt and high yield outperformed all other fixed income asset classes on both a total and duration-adjusted return basis during the 12 months. We maintained our exposure to U.S. investment grade debt during the period, with particular focus on mortgage-backed securities. Mortgages continued to provide excess returns over U.S. Treasuries, ending the 12 months at 171 basis points over U.S. Treasury securities on a duration-adjusted basis (as represented by the Lehman Brothers Mortgage-Backed Securities Index). We have maintained the duration of this portfolio less than

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

four years since inception and remain short versus the benchmark, as we continue to position our portfolios defensively on interest rates.

Over the 12 months ending May 31, 2005, the high yield portion of the Fund benefited primarily from its overweight to lower credit quality securities. However, our underweights in the Telecommunications, Energy and Utilities sectors, as well as our higher-than-normal cash position, detracted from performance over the 12 months. On the whole, security selection detracted from Fund performance during the period. Issuer selection was particularly weak in the Consumer Products/Tobacco, Containers and Auto sectors. However, issuer selection in the Telecommunications, Chemicals and Publishing sectors positively contributed to Fund performance during the period.

Within the Fund’s emerging markets debt component, performance over the period was driven primarily by macroeconomic and market factors, as outlined in the market overview section above. That said, our overweight positions in Ecuador and Brazil and our underweight in Mexico positively contributed to overall performance during the period. The Fund also benefited from our positive security selection during the period, notably in Russia, Colombia and Peru, although our issue selection in Brazil detracted from overall performance. Our overweight to Argentina and underweight to Turkey also detracted from Fund performance relative to the unmanaged benchmark. The use of leverage positively contributed to the Fund’s performance during the period.

Looking for Additional Information?

The Fund is traded under the symbol “EHI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XEHIX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupam.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

Thank you for your investment in the Salomon Brothers Global High Income Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter J. Wilby, CFA	Beth A. Semmel, CFA
President	Executive Vice President

James E. Craige, CFA	Roger M. Lavan, CFA
Executive Vice President	Executive Vice President

June 21, 2005

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the Fund’s current or future investments. The Fund’s top five sector holdings as of May 31, 2005 were: Corporate Bonds and Notes (29.8%), Mortgage-Backed Securities (28.4%), Brazil (6.8%), Mexico (5.8%) and Russia (4.3%). The Fund’s portfolio composition is subject to change at any time.

RISKS: An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Investments in small capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.
vi	J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.
vii	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.
viii	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended May 31, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 8 funds in the Fund’s Lipper category, and excluding sales charges.
ix	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
[x]	As measured by the yield on the Citigroup High Yield Market Index as of the period’s close.
xi	Yields are subject to change and will fluctuate.
xii	Source: J.P. Morgan Chase.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Fund at a Glance (unaudited)

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Schedule of Investments

May 31, 2005

Face Amount	Security‡	Value
Corporate Bonds & Notes — 29.8%
Advertising — 0.4%
$982,500	Advanstar Communications, Inc., Second Priority Senior Secured Notes, 10.768% due 8/15/08 (a)(b)(c)	$1,041,450
625,000	Bear Creek Corp., Senior Notes, 9.000% due 3/1/13 (d)	606,250
500,000	Interep National Radio Sales, Inc., Senior Subordinated Notes, Series B, 10.000% due 7/1/08 (b)(c)	417,500
1,100,000	Vertis, Inc., Senior Secured Notes, 9.750% due 4/1/09	1,149,500

	Total Advertising	3,214,700

Aerospace/Defense — 0.5%
1,150,000	DRS Technologies, Inc., Senior Subordinated Notes, 6.875% due 11/1/13 (d)	1,178,750
650,000	Moog, Inc., Senior Subordinated Notes, 6.250% due 1/15/15 (b)(c)	653,250
	Sequa Corp., Senior Notes:
225,000	9.000% due 8/1/09 (b)(c)	245,250
1,250,000	Series B, 8.875% due 4/1/08 (b)(c)	1,343,750
375,000	Titan Corp., Senior Subordinated Notes, 8.000% due 5/15/11 (b)(c)	403,125

	Total Aerospace/Defense	3,824,125

Agriculture — 0.2%
1,400,000	Hines Nurseries, Inc., Senior Notes, 10.250% due 10/1/11 (b)(c)	1,449,000

Airlines — 0.1%
	Continental Airlines, Inc., Pass-Through Certificates:
296,013	Series 974C, 6.800% due 7/2/07 (b)(c)	250,188
329,303	Series 981C, 6.541% due 9/15/08 (b)(c)	283,094

	Total Airlines	533,282

Apparel — 0.2%
	Levi Strauss & Co., Senior Notes:
300,000	7.730% due 4/1/12 (a)(d)	279,750
225,000	12.250% due 12/15/12 (b)	245,250
1,100,000	9.750% due 1/15/15 (b)(c)(d)	1,072,500

	Total Apparel	1,597,500

Auto Manufacturers — 0.5%
	Ford Motor Co.:
200,000	Bonds, 6.625% due 10/1/28 (b)(c)	158,396
3,775,000	Notes, 7.450% due 7/16/31 (b)(c)	3,165,020
500,000	General Motors Corp., Debentures, 8.375% due 7/15/33 (b)(c)	383,888

	Total Auto Manufacturers	3,707,304

See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Schedule of Investments (continued)

May 31, 2005

Face Amount	Security‡	Value
Auto Parts & Equipment — 0.2%
$750,000	Keystone Automotive Operations, Inc., Senior Subordinated Notes, 9.750% due 11/1/13 (b)(c)	$738,750
75,000	Tenneco Automotive, Inc., Senior Subordinated Notes, 8.625% due 11/15/14 (b)(c)	72,750
892,000	TRW Automotive, Inc., Senior Notes, 9.375% due 2/15/13 (b)(c)	967,820

	Total Auto Parts & Equipment	1,779,320

Beverages — 0.2%
1,075,000	Constellation Brands, Inc., Senior Subordinated Notes, Series B, 8.125% due 1/15/12 (b)(c)	1,120,688

Building Materials — 0.1%
450,000	Nortek, Inc., Senior Subordinated Notes, 8.500% due 9/1/14 (b)(c)	405,000

Chemicals — 1.8%
318,183	Applied Extrusion Technologies, Inc., Senior Notes, 12.000% due 3/15/12 (b)(c)(d)	319,143
750,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11 (b)(c)	830,625
1,375,000	Ethyl Corp., Senior Notes, 8.875% due 5/1/10 (b)(c)	1,436,875
1,200,000	Hercules, Inc., Senior Subordinated Notes, 6.750% due 10/15/29 (b)(c)	1,176,000
762,000	Huntsman International LLC, Senior Subordinated Notes, 10.125% due 7/1/09 (b)(c)	794,385
50,000	ISP Holdings, Inc., Senior Secured Notes, Series B, 10.625% due 12/15/09 (b)(c)	53,625
1,425,000	Lyondell Chemical Co., Senior Secured Notes, Series A, 9.625% due 5/1/07 (b)(c)	1,522,969
1,000,000	Millennium America Inc., Senior Notes, 9.250% due 6/15/08 (b)(c)	1,082,500
1,125,000	Nalco Co., Senior Subordinated Notes, 8.875% due 11/15/13 (b)(c)	1,181,250
1,125,000	OM Group, Inc., Senior Subordinated Notes, 9.250% due 12/15/11 (b)(c)	1,119,375
600,000	PQ Corp., Senior Subordinated Notes, 7.500% due 2/15/13 (d)	582,000
750,000	Resolution Performance Products LLC, Senior Subordinated Notes, 13.500% due 11/15/10 (b)(c)	813,750
1,575,000	Rhodia SA, Senior Subordinated Notes, 8.875% due 6/1/11 (b)(c)	1,519,875
894,000	Westlake Chemical Corp., Senior Notes, 8.750% due 7/15/11	974,460

	Total Chemicals	13,406,832

Commercial Services — 0.7%
225,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11 (b)(c)	214,875
	Cenveo Corp.:
425,000	Senior Notes, 9.625% due 3/15/12	457,938
725,000	Senior Subordinated Notes, 7.875% due 12/1/13 (b)(c)	690,562
600,000	Corrections Corp. of America, Senior Notes, 6.250% due 3/15/13 (d)	583,500
1,225,000	DI Finance/Dyncorp International, Senior Subordinated Notes, 9.500% due 2/15/13 (d)	1,139,250
	Iron Mountain, Inc., Senior Subordinated Notes:
375,000	8.250% due 7/1/11 (b)(c)	378,900
750,000	8.625% due 4/1/13 (b)(c)	768,750
1,225,000	7.750% due 1/15/15 (b)(c)	1,212,750

	Total Commercial Services	5,446,525

See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Schedule of Investments (continued)

May 31, 2005

Face Amount	Security‡	Value
Cosmetics/Personal Care — 0.2%
$1,225,000	Del Laboratories, Inc., Senior Subordinated Notes, 8.000% due 2/1/12 (d)	$1,047,375
585,000	Elizabeth Arden, Inc., Secured Notes, Series B, 11.750% due 2/1/11 (b)(c)	646,425

	Total Cosmetics/Personal Care	1,693,800

Distribution/Wholesale — 0.1%
857,000	Wesco Distribution, Inc., Senior Subordinated Notes, Series B, 9.125% due 6/1/08	869,855

Diversified Financial Services — 2.3%
	Alamosa Delaware, Inc.:
679,000	Senior Discount Notes, step bond to yield 8.601% due 7/31/09 (b)(c)	745,202
487,000	Senior Notes, 11.000% due 7/31/10 (b)(c)	545,440
715,000	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14 (b)(c)	806,162
300,000	Borden US Finance Corp., Second Priority Secured Notes, 9.000% due 7/15/14 (d)	304,500
50,000	Ford Motor Credit Co., Notes, 7.875% due 6/15/10 (b)(c)	48,644
	General Motors Acceptance Corp., Notes:
1,550,000	6.750% due 12/1/14 (b)(c)	1,316,857
2,550,000	8.000% due 11/1/31 (b)(c)	2,138,323
750,000	Global Cash Access, Inc., Senior Subordinated Notes, 8.750% due 3/15/12 (b)(c)	808,125
1,000,000	Huntsman Advanced Materials LLC, Senior Secured Notes, 11.000% due 7/15/10 (d)	1,145,000
800,000	Sensus Metering Systems, Inc., Senior Subordinated Notes, 8.625% due 12/15/13 (b)(c)	748,000
6,966,276	TRAINS HY-2004-1, Senior Secured Notes, 8.211% due 8/1/15 (d)	7,397,057
1,475,000	Vanguard Health Holdings I, Senior Discount Notes, zero coupon bond to yield 9.772% due 10/1/15 (b)(c)	1,039,875

	Total Diversified Financial Services	17,043,185

Electric — 1.4%
	AES Corp., Senior Notes:
525,000	9.375% due 9/15/10 (b)(c)	593,250
950,000	7.750% due 3/1/14 (b)(c)	1,011,750
1,000,000	Allegheny Energy Supply Statutory Trust 2001, Senior Secured Notes, Series A, 10.250% due 11/15/07 (d)	1,120,000
2,450,000	Calpine Corp., Senior Secured Notes, 8.500% due 7/15/10 (d)	1,788,500
	Edison Mission Energy, Senior Notes:
1,525,000	10.000% due 8/15/08 (b)(c)	1,700,375
175,000	9.875% due 4/15/11 (b)(c)	203,000
1,193,000	NRG Energy, Inc., Senior Secured Notes, 8.000% due 12/15/13 (b)(c)(d)	1,264,580
	Reliant Energy, Inc., Senior Secured Notes:
25,000	9.250% due 7/15/10 (b)(c)	27,000
2,025,000	9.500% due 7/15/13 (b)(c)	2,217,375
575,000	Texas Genco LLC, Senior Notes, 6.875% due 12/15/14 (d)	593,687

	Total Electric	10,519,517

See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Schedule of Investments (continued)

May 31, 2005

Face Amount	Security‡	Value
Electrical Components & Equipment — 0.1%
$550,000	Kinetek, Inc., Senior Notes, Series D, 10.750% due 11/15/06 (b)(c)	$503,250

Electronics — 0.1%
1,375,000	Muzak LLC, Senior Notes, 10.000% due 2/15/09 (b)(c)	1,106,875

Entertainment — 1.3%
575,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19 (d)	563,500
1,600,000	Cinemark, Inc., Senior Discount Notes, step bond to yield 9.554% due 3/15/14 (b)(c)	1,132,000
825,000	Herbst Gaming, Inc., Senior Subordinated Notes, 7.000% due 11/15/14 (b)(c)	827,062
1,150,000	Isle of Capri Casinos, Inc., Senior Subordinated Notes, 7.000% due 3/1/14 (b)(c)	1,135,625
75,000	LCE Acquisition Corp., Senior Subordinated Notes, 9.000% due 8/1/14 (d)	73,125
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
550,000	7.125% due 8/15/14 (b)(c)	564,437
625,000	6.875% due 2/15/15 (d)	633,594
1,150,000	Penn National Gaming, Inc., Senior Subordinated Notes, 6.750% due 3/1/15 (d)	1,127,000
	Pinnacle Entertainment, Inc., Senior Subordinated Notes:
1,000,000	8.250% due 3/15/12 (b)(c)	1,010,000
800,000	8.750% due 10/1/13 (b)(c)	836,000
1,150,000	Seneca Gaming Corp., Senior Notes, 7.250% due 5/1/12 (b)(c)	1,167,250
	Six Flags, Inc., Senior Notes:
250,000	9.750% due 4/15/13 (b)(c)	223,750
475,000	9.625% due 6/1/14 (b)(c)	416,813

	Total Entertainment	9,710,156

Environmental Control — 0.4%
750,000	Aleris International, Inc., Senior Secured Notes, 10.375% due 10/15/10 (b)(c)	836,250
	Allied Waste North America, Inc.:
	Senior Notes:
400,000	7.250% due 3/15/15 (d)	388,000
900,000	Series B, 7.375% due 4/15/14 (b)(c)	832,500
933,000	Senior Secured Notes, Series B, 9.250% due 9/1/12 (b)(c)	1,007,640

	Total Environmental Control	3,064,390

Food — 0.7%
605,674	Ahold Lease USA, Inc., Pass-Through Certificates, Series A-1, 7.820% due 1/2/20 (b)(c)	636,336
575,000	Dean Foods Co., Senior Notes, 6.900% due 10/15/17 (b)(c)	589,375
1,275,000	Doane Pet Care Co., Senior Subordinated Notes, 9.750% due 5/15/07 (b)(c)	1,249,500
432,000	Dole Food Co., Inc., Senior Notes, 8.875% due 3/15/11 (b)(c)	462,240
600,000	Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13 (b)(c)	516,000
250,000	Swift & Co., Senior Notes, 10.125% due 10/1/09 (b)(c)	273,125
1,129,000	United Agri Products, Senior Notes, 8.250% due 12/15/11 (b)(c)	1,162,870

	Total Food	4,889,446

See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Schedule of Investments (continued)

May 31, 2005

Face Amount	Security‡	Value
Forest Products & Paper — 0.4%
	Appleton Papers, Inc.:
$375,000	Senior Notes, 8.125% due 6/15/11 (b)(c)	$370,313
375,000	Senior Subordinated Notes, Series B, 9.750% due 6/15/14 (b)(c)	371,250
800,000	Bowater, Inc., Debentures, 9.500% due 10/15/12 (b)(c)	864,000
1,500,000	Buckeye Technologies, Inc., Senior Subordinated Notes, 8.000% due 10/15/10 (b)(c)	1,432,500

	Total Forest Products & Paper	3,038,063

Healthcare-Products — 0.1%
415,000	Medical Device Manufacturing, Inc., Senior Subordinated Notes, Series B, 10.000% due 7/15/12 (b)(c)	441,975

Healthcare-Services — 1.7%
1,100,000	AmeriPath, Inc., Senior Notes, 10.500% due 4/1/13 (b)(c)	1,116,500
775,000	Community Health Systems, Inc., Senior Subordinated Notes, 6.500% due 12/15/12 (b)(c)	775,000
550,000	DaVita, Inc., Senior Subordinated Notes, 7.250% due 3/15/15 (d)	555,500
750,000	Extendicare Health Services, Inc., Senior Notes, 9.500% due 7/1/10 (b)(c)	813,750
1,075,000	Genesis HealthCare Corp., Senior Subordinated Notes, 8.000% due 10/15/13 (b)(c)	1,150,250
	HCA, Inc.:
2,025,000	Debentures, 7.050% due 12/1/27 (b)(c)	1,948,000
400,000	Notes, 6.375% due 1/15/15 (b)(c)	409,705
1,675,000	IASIS Healthcare LLC, Senior Subordinated Notes, 8.750% due 6/15/14 (b)(c)	1,800,625
425,000	InSight Health Services Corp., Senior Subordinated Notes, 9.875% due 11/1/11 (b)(c)	365,500
775,000	National Mentor, Inc., Senior Subordinated Notes, 9.625% due 12/1/12 (d)	806,000
667,000	Psychiatric Solutions, Inc., Senior Subordinated Notes, 10.625% due 6/15/13 (b)(c)	737,035
	Tenet Healthcare Corp., Senior Notes:
1,250,000	6.500% due 6/1/12 (b)(c)	1,200,000
125,000	7.375% due 2/1/13 (b)(c)	123,125
525,000	9.875% due 7/1/14 (b)(c)	567,000

	Total Healthcare-Services	12,367,990

Holding Companies-Diversified — 0.2%
1,250,000	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12 (b)(c)	1,228,125

Home Furnishings — 0.3%
337,000	Applica, Inc., Senior Subordinated Notes, 10.000% due 7/31/08	310,040
1,400,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11 (b)(c)	1,414,000
525,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14 (b)(c)	534,188

	Total Home Furnishings	2,258,228

See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Schedule of Investments (continued)

May 31, 2005

Face Amount	Security‡	Value
Iron-Steel — 0.2%
$450,000	AK Steel Corp., Senior Notes, 7.875% due 2/15/09 (b)(c)	$427,500
525,000	IPSCO, Inc., Senior Notes, 8.750% due 6/1/13 (b)(c)	585,375
341,000	Ispat Inland ULC, Senior Secured Notes, 9.750% due 4/1/14 (b)(c)	398,970

	Total Iron-Steel	1,411,845

Leisure Time — 0.2%
1,100,000	AMF Bowling Worldwide, Inc., Senior Subordinated Notes, 10.000% due 3/1/10 (b)(c)	1,111,000
875,000	Icon Health & Fitness, Inc., Senior Subordinated Notes, 11.250% due 4/1/12 (b)(c)	647,500

	Total Leisure Time	1,758,500

Lodging — 1.5%
650,000	Caesars Entertainment, Inc., Senior Subordinated Notes, 8.875% due 9/15/08 (b)(c)	719,875
1,175,000	Gaylord Entertainment Co., Senior Notes, 6.750% due 11/15/14 (d)	1,133,875
1,375,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10 (b)(c)	1,601,875
1,000,000	John Q. Hammons Hotels LP, First Mortgage Notes, Series B, 8.875% due 5/15/12 (b)(c)	1,092,500
975,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15 (d)	943,312
	MGM MIRAGE, Inc., Senior Notes:
1,600,000	6.750% due 9/1/12	1,644,000
675,000	5.875% due 2/27/14 (b)(c)	653,063
1,125,000	Station Casinos, Inc., Senior Subordinated Notes, 6.875% due 3/1/16 (b)(c)	1,161,562
2,000,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (d)	2,090,000

	Total Lodging	11,040,062

Machinery-Diversified — 0.2%
550,000	Case New Holland, Inc., Senior Notes, 9.250% due 8/1/11 (d)	583,000
1,100,000	Dresser-Rand Group, Inc., Senior Subordinated Notes, 7.375% due 11/1/14 (d)	1,083,500

	Total Machinery-Diversified	1,666,500

Media — 3.3%
	Cablevision Systems Corp., Senior Notes:
1,825,000	7.880% due 4/1/09 (d)	1,925,375
1,450,000	Series B, 8.000% due 4/15/12 (b)(c)	1,531,562
3,487,678	CanWest Media, Inc., Senior Subordinated Notes, 8.000% due 9/15/12 (d)	3,644,624
2,500,000	Charter Communications Holdings II LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, step bond to yield 18.889% due 5/15/11 (b)(c)	1,631,250
	Charter Communications Holdings LLC, Senior Notes:
650,000	8.250% due 4/1/07 (b)(c)	630,500
1,500,000	10.000% due 5/15/11 (b)(c)	1,098,750
1,367,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13 (b)(c)	1,568,632

See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Schedule of Investments (continued)

May 31, 2005

Face Amount	Security‡	Value
Media — 3.3% (continued)
$1,050,000	Dex Media, Inc., Discount Notes, step bond to yield 7.889% due 11/15/13 (b)(c)	$840,000
1,365,000	DirecTV Holdings LLC/DirecTV Financing Co., Senior Notes, 8.375% due 3/15/13 (b)(c)	1,518,562
1,650,000	EchoStar DBS Corp., Senior Notes, 6.625% due 10/1/14 (d)	1,662,375
1,300,000	Houghton Mifflin Co., Senior Discount Notes, step bond to yield 11.413% due 10/15/13 (b)(c)	897,000
1,000,000	LodgeNet Entertainment Corp., Senior Subordinated Debentures, 9.500% due 6/15/13 (b)(c)	1,080,000
525,000	Mediacom Broadband LLC, Senior Notes, 11.000% due 7/15/13 (b)(c)	570,938
275,000	Mediacom LLC, Senior Notes, 9.500% due 1/15/13 (b)(c)	274,313
850,000	NextMedia Operating, Inc., Senior Subordinated Notes, 10.750% due 7/1/11 (b)(c)	930,750
1,850,000	Radio One, Inc., Senior Subordinated Notes, 6.375% due 2/15/13 (d)	1,836,125
1,100,000	Rogers Cable, Inc., Senior Secured Notes, 7.875% due 5/1/12 (b)(c)	1,190,750
575,000	Sinclair Broadcast Group, Inc., Senior Subordinated Notes, 8.000% due 3/15/12 (b)(c)	599,438
1,200,000	Young Broadcasting, Inc., Senior Subordinated Notes, 8.750% due 1/15/14	1,092,000

	Total Media	24,522,944

Metal Fabricate-Hardware — 0.4%
275,000	Mueller Group, Inc., Senior Subordinated Notes, 10.000% due 5/1/12 (b)(c)	290,125
925,000	Mueller Holdings, Inc., Discount Notes, step bond to yield 11.492% due 4/15/14 (b)(c)	672,937
1,150,000	Novelis, Inc., Senior Notes, 7.250% due 2/15/15 (d)	1,132,750
1,150,000	Wolverine Tube, Inc., Senior Notes, 10.500% due 4/1/09	1,121,250

	Total Metal Fabricate-Hardware	3,217,062

Miscellaneous Manufacturing — 0.2%
1,500,000	Koppers, Inc., Senior Secured Notes, 9.875% due 10/15/13 (b)(c)	1,605,000

Office Furnishings — 0.3%
1,100,000	Interface, Inc., Senior Subordinated Notes, 9.500% due 2/1/14 (b)(c)	1,105,500
1,061,000	Tempur-Pedic, Inc. & Tempur Production USA, Inc., Senior Subordinated Notes, 10.250% due 8/15/10 (b)(c)	1,183,015

	Total Office Furnishings	2,288,515

Office/Business Equipment — 0.0%
200,000	General Binding Corp., Senior Subordinated Notes, 9.375% due 6/1/08 (b)(c)	203,000

Oil & Gas — 1.9%
	Chesapeake Energy Corp., Senior Notes:
1,350,000	6.375% due 6/15/15 (d)	1,383,750
125,000	6.625% due 1/15/16 (d)	129,844
812,000	Magnum Hunter Resources, Inc., Senior Notes, 9.600% due 3/15/12 (b)(c)	897,260
	Pemex Project Funding Master Trust Bonds:
5,000,000	8.625% due 12/1/23 (d)	6,025,000
800,000	9.500% due 9/15/27 (d)	1,034,000
3,625,000	Petronas Capital Ltd., Bonds, 7.875% due 5/22/22 (d)	4,516,293
275,000	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12 (b)(c)	295,625

	Total Oil & Gas	14,281,772

See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Schedule of Investments (continued)

May 31, 2005

Face Amount	Security‡	Value
Packaging & Containers — 1.4%
$700,000	Anchor Glass Container Corp., Senior Secured Notes, 11.000% due 2/15/13 (b)(c)	$567,000
1,250,000	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12 (b)(c)	1,362,500
	Graphic Packaging International Corp.:
500,000	Senior Notes, 8.500% due 8/15/11 (b)(c)	500,000
625,000	Senior Subordinated Notes, 9.500% due 8/15/13 (b)(c)	612,500
275,000	Jefferson Smurfit Corp., Senior Notes, 8.250% due 10/1/12 (b)(c)	271,562
1,575,000	Owens-Illinois, Inc., Senior Notes, 7.350% due 5/15/08 (b)(c)	1,653,750
1,450,000	Plastipak Holdings, Inc., Senior Notes, 10.750% due 9/1/11 (b)(c)	1,591,375
	Pliant Corp.:
	Senior Secured Notes:
336,160	11.625% due 6/15/09 (d)	359,691
100,000	11.125% due 9/1/09 (b)(c)	97,000
225,000	Senior Subordinated Notes, 13.000% due 6/1/10	181,125
1,500,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10 (b)(c)	1,106,250
	Smurfit-Stone Container Enterprises, Inc., Senior Notes:
950,000	9.750% due 2/1/11 (b)(c)	1,009,375
1,000,000	8.375% due 7/1/12 (b)(c)	1,002,500
25,000	Stone Container Finance Company of Canada II, Senior Notes, 7.375% due 7/15/14 (b)(c)	23,313
700,000	Tekni-Plex, Inc., Senior Subordinate Notes, Series B, 12.750% due 6/15/10 (b)(c)	469,000

	Total Packaging & Containers	10,806,941

Pharmaceuticals — 0.1%
925,000	aaiPharma, Inc., Senior Subordinated Notes, 11.000% due 4/1/10 (b)(c)(e)*	425,500

Pipelines — 1.3%
	Dynegy Holdings, Inc., Second Priority Senior Secured Notes:
3,000,000	9.641% due 7/15/08 (a)(b)(c)(d)	3,210,000
350,000	10.125% due 7/15/13 (d)	390,250
	El Paso Corp.:
125,000	Notes, 7.875% due 6/15/12 (b)(c)	126,250
	Medium-Term Notes:
2,050,000	7.375% due 12/15/12 (b)(c)	1,998,750
1,400,000	7.750% due 1/15/32 (b)(c)	1,312,500
600,000	Holly Energy Partners LP, Senior Notes, 6.250% due 3/1/15 (d)	576,000
	Williams Cos., Inc., Notes:
1,000,000	7.625% due 7/15/19	1,110,000
950,000	8.750% due 3/15/32	1,118,625

	Total Pipelines	9,842,375

REITS — 0.6%
675,000	Felcor Lodging LP, Senior Notes, 9.000% due 6/1/11 (b)(c)	722,250
2,275,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13 (b)(c)	2,354,625
1,000,000	MeriStar Hospitality Operating Partnership LP, Senior Notes, 10.500% due 6/15/09 (b)(c)	1,075,000

	Total REITS	4,151,875

See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Schedule of Investments (continued)

May 31, 2005

Face Amount	Security‡	Value
Retail — 1.0%
$2,000,000	Buffets, Inc., Senior Subordinated Notes, 11.250% due 7/15/10 (b)(c)	$1,990,000
875,000	Denny’s Corp./Denny’s Holdings, Inc., Senior Notes, 10.000% due 10/1/12 (b)(c)	885,937
375,000	Eye Care Centers of America, Inc., Senior Subordinated Notes, 10.750% due 2/15/15 (d)	341,250
675,000	Finlay Fine Jewelry Corp., Senior Notes, 8.375% due 6/1/12 (b)(c)	577,125
1,400,000	Home Interiors & Gifts, Inc., Senior Subordinated Notes, 10.125% due 6/1/08 (b)(c)	1,127,000
990,000	Jafra Cosmetics International, Inc., Senior Subordinated Notes, 10.750% due 5/15/11 (b)(c)	1,108,800
375,000	Jean Coutu Group PJC, Inc., Senior Subordinated Notes, 8.500% due 8/1/14 (b)(c)	366,563
1,000,000	RH Donnelley, Inc., Senior Subordinated Notes, 10.875% due 12/15/12 (b)(c)	1,162,500
350,000	Toys “R” Us, Inc., Notes, 7.375% due 10/15/18 (b)(c)	281,750

	Total Retail	7,840,925

Semiconductors — 0.2%
	Amkor Technology, Inc.:
1,475,000	Senior Notes, 9.250% due 2/15/08 (b)(c)	1,345,938
400,000	Senior Subordinated Notes, 10.500% due 5/1/09 (b)(c)	304,000

	Total Semiconductors	1,649,938

Telecommunications — 2.7%
277,000	American Tower Corp., Senior Notes, 9.375% due 2/1/09 (b)(c)	291,889
900,000	AT&T Corp., Senior Notes, 9.750% due 11/15/31 (b)(c)	1,147,500
375,000	Centennial Cellular Communications Corp., Senior Notes, 10.125% due 6/15/13 (b)(c)	420,469
	Crown Castle International Corp., Senior Notes:
675,000	7.500% due 12/1/13 (b)(c)	767,813
1,000,000	Series B, 7.500% due 12/1/13 (b)(c)	1,137,500
250,000	Dobson Cellular Systems, Senior Secured Notes, 9.875% due 11/1/12 (d)	257,500
1,000,000	Insight Midwest LP/Insight Capital, Inc., Senior Notes, 10.500% due 11/1/10 (b)(c)	1,070,000
300,000	Intelsat Bermuda Ltd., Senior Notes, 7.805% due 1/15/12 (a)(d)	306,000
2,625,000	Lucent Technologies, Inc., Debentures, 6.450% due 3/15/29 (b)(c)	2,283,750
1,475,000	MCI, Inc., Senior Notes, 8.735% due 5/1/14 (b)(c)	1,655,687
175,000	Nextel Communications, Inc., Senior Notes, 7.375% due 8/1/15 (b)(c)	190,094
175,000	NTL Cable PLC, Senior Notes, 8.750% due 4/15/14 (b)(c)	180,250
715,000	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14 (b)(c)	781,138
	Qwest Services Corp., Notes:
1,000,000	13.500% due 12/15/10 (d)	1,145,000
2,875,000	14.000% due 12/15/14 (d)	3,414,062
1,125,000	Rogers Wireless Communications, Inc., Senior Secured Notes, 7.500% due 3/15/15 (b)(c)	1,206,562
	SBA Communications Corp.:
275,000	Senior Discount Notes, zero coupon bond to yield 7.755% due 12/15/11 (b)(c)	242,000
900,000	Senior Notes, 8.500% due 12/1/12 (d)	958,500

See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Schedule of Investments (continued)

May 31, 2005

Face Amount	Security‡	Value
Telecommunications — 2.7% (continued)
$700,000	U.S. Unwired, Inc., Senior Secured Notes, Series B, 10.000% due 6/15/12 (b)(c)	$770,000
700,000	Ubiquitel Operating Co., Senior Notes, 9.875% due 3/1/11 (b)(c)	759,500
775,000	Western Wireless Corp., Senior Notes, 9.250% due 7/15/13	887,375
900,000	Zeus Special Subsidiary Ltd., Senior Discount Notes, step bond to yield 9.587% due 2/1/15 (d)	573,750

	Total Telecommunications	20,446,339

Textiles — 0.1%
125,000	Collins & Aikman Floor Coverings Inc., Senior Subordinated Notes, Series B, 9.750% due 2/15/10 (b)(c)	131,875
	Simmons Bedding Co.:
1,375,000	Senior Discount Notes, step bond to yield 15.615% due 12/15/14 (d)	611,875
350,000	Senior Subordinated Notes, 7.875% due 1/15/14 (b)(c)	309,750

	Total Textiles	1,053,500

	Total Corporate Bonds & Notes (Cost — $224,714,398)	223,431,724

Asset-Backed Securities — 1.7%
Credit Card ABS — 0.1%
528,439	First Consumers Master Trust, Series 2001-A, Class A, 3.400% due 9/15/08 (a)(b)(c)	525,440

Home Equity ABS — 1.6%
605,036	AQ Finance NIM Trust, Series 2004-RN5, Class A, 5.193% due 6/25/34 (d)	602,740
	Bear Stearns Asset-Backed Securities, NIM Trust:
	Series 2004-HE5N:
686,071	Class A1, 5.000% due 7/25/34 (d)	683,968
158,000	Class A2, 5.000% due 7/25/34 (b)(c)(d)	157,034
442,191	Series 2004-HE6N, Class A1, 5.250% due 8/25/34 (d)	440,508
916,908	Countrywide Asset-Backed Certificates, Series 2004-5N, Class N1, 5.500% due 10/25/35 (d)	914,553
619,087	Finance America NIM Trust, Series 2004-1, Class A, 5.250% due 6/27/34 (d)	616,300
428,923	Long Beach Asset Holdings Corp., Series 2004-6, Class N2, 7.500% due 11/25/34 (d)	416,055
627,812	Novastar NIM Trust, Series 2004-N2, 4.458% due 6/26/34 (d)	624,812
	Sail NIM Notes:
	Class A:
97,562	Series 2003-6A, 7.000% due 7/27/33 (d)	97,763
143,866	Series 2003-7A, 7.000% due 7/27/33 (d)	144,295
960,772	Series 2004-8A, 5.000% due 9/27/34 (d)	956,780
1,658,442	Series 2004-AA, 4.500% due 10/27/34 (d)	1,656,053
272,604	Series 2005-1A, 4.250% due 2/27/35 (d)	272,245
	Class B:
1,303,958	Series 2004-AA, 7.500% due 10/27/34 (d)	1,263,144

See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Schedule of Investments (continued)

May 31, 2005

Face Amount	Security‡	Value
Home Equity ABS — 1.6% (continued)
$434,904	Series 2004-BN2A, 7.000% due 12/27/34 (b)(c)(d)	$425,390
620,112	Series 2005-1A, 7.500% due 2/27/35 (b)(c)(d)	604,028
587,266	Sharp SP I LLC, NIM Trust, Series 2004-HS1N, 5.920% due 2/25/34 (d)	576,718
1,500,000	Structured Asset Investment Loan Trust, Series 2003-BC10, Class M2, 4.940% due 10/25/33 (a)(b)(c)	1,523,252

	Total Home Equity ABS	11,975,638

	Total Asset-Backed Securities (Cost — $12,525,354)	12,501,078

Mortgage-Backed Securities — 28.4%
U.S. Government Agency — 28.4%
	Federal Home Loan Mortgage Corp. (FHLMC), Gold:
70,000,000	5.000% due 12/1/35 (f)(g)	69,912,500
10,000,000	5.500% due 12/1/35 (f)(g)	10,150,000
10,000,000	6.000% due 12/1/35 (f)(g)	10,271,880
	Federal National Mortgage Association (FNMA):
40,000,000	5.000% due 12/1/35 (f)(g)	39,975,000
20,000,000	5.500% due 12/1/35 (f)(g)	20,275,000
55,000,000	6.000% due 12/1/35 (f)(g)	56,529,660
	STRIP:
12,552,410	Series 329, Class 2, IO, 5.500% due 1/1/33	2,402,612
15,408,035	Series 338, Class 2, IO, 5.500% due 6/1/33	2,967,918

	Total Mortgage-Backed Securities (Cost — $209,871,243)	212,484,570

Face Amount†
Sovereign Bonds — 29.2%
Argentina — 1.7%
	Republic of Argentina:
60,000DEM	7.875% due 7/29/05 (e)(h)*	12,595
80,000DEM	11.250% due 4/10/06 (e)(h)*	17,579
100,000EUR	10.250% due 1/26/07 (e)(h)*	43,526
522,000EUR	10.000% due 2/22/07 (e)(h)*	167,607
1,729,117EUR	8.000% due 2/26/08 (e)*	533,844
215,000EUR	8.000% due 2/26/08 (a)(e)(h)	91,216
130,000EUR	8.250% due 7/6/10 (e)(h)*	53,662
3,225,000	3.010% due 8/3/12 (a)(e)(h)*	2,878,312
115,000DEM	10.250% due 2/6/49 (e)(h)*	25,527
2,490,000DEM	7.000% due 3/18/49 (e)(h)*	533,696
374,000EUR	9.000% due 6/20/49 (e)*	117,777

See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Schedule of Investments (continued)

May 31, 2005

Face Amount†	Security‡	Value
Argentina — 1.7% (continued)
125,000EUR	9.000% due 6/20/49 (e)(h)*	$52,038
60,000EUR	8.500% due 7/1/49 (e)(h)*	24,856
60,000DEM	9.000% due 9/19/49 (e)(h)*	12,500
75,000EUR	9.250% due 10/21/49 (e)(h)*	33,047
130,000DEM	10.500% due 11/14/49 (e)(h)*	26,772
8,700,000	Discount Bonds, Series L-GL, 4.343% due 3/31/23 (e)(h)*	5,270,460
	MTN:
315,000,000ITL	Series 1, 8.000% due 10/30/09 (e)(h)*	65,494
	Series E:
620,000,000ITL	4.638% due 7/13/05 (a)(e)(h)*	128,992
190,000EUR	10.000% due 2/22/07 (e)(h)*	81,972
305,000,000ITL	7.625% due 8/11/07 (e)(h)*	64,439
115,000EUR	8.500% due 7/30/10 (e)(h)*	47,314
150,000EUR	8.750% due 2/4/49 (e)(h)*	64,335
95,000,000ITL	7.000% due 3/18/49 (e)(h)*	20,567
75,000EUR	9.000% due 5/24/49 (e)(h)*	31,417
75,000EUR	7.125% due 6/10/49 (e)(h)*	30,986
60,000EUR	9.250% due 7/20/49 (e)(h)*	24,834
60,000EUR	8.125% due 10/4/49 (e)(h)*	24,308
3,600,000	Par Bonds, Series L-GP, 6.000% due 3/31/23 (e)(h)*	2,195,820
275,000DEM	Senior Notes, 9.000% due 11/19/08 (b)(c)(e)(h)*	56,451

	Total Argentina	12,731,943

Brazil — 6.8%
	Federative Republic of Brazil:
3,805,000	12.250% due 3/6/30 (b)(c)	4,989,306
3,830,000	11.000% due 8/17/40 (b)(c)	4,550,040
8,465,030	C Bonds, 8.000% due 4/15/14 (b)(c)	8,650,202
	DCB, Series L:
27,053,289	Bearer, 4.313% due 4/15/12 (a)(b)(c)	25,996,520
205,884	Registered, 4.313% due 4/15/12 (a)(b)(c)	197,842
6,923,077	FLIRB, Series L, 4.250% due 4/15/09 (a)(b)(c)	6,750,000

	Total Brazil	51,133,910

Bulgaria — 0.3%
	Republic of Bulgaria:
725,000	8.250% due 1/15/15 (b)(c)(d)	909,875
1,446,429	FLIRB, Series A, 3.750% due 7/28/12 (a)(b)(c)	1,450,045

	Total Bulgaria	2,359,920

See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Schedule of Investments (continued)

May 31, 2005

Face Amount†	Security‡	Value
Chile — 0.5%
3,325,000	Republic of Chile, 5.500% due 1/15/13 (b)(c)	$3,519,861

Colombia — 1.6%
	Republic of Colombia:
950,000	11.750% due 2/25/20 (b)(c)	1,223,125
1,150,000	8.125% due 5/21/24 (b)(c)	1,135,625
8,170,000	10.375% due 1/28/33 (b)(c)	9,497,625

	Total Colombia	11,856,375

Ecuador — 0.3%
3,330,000	Republic of Ecuador, step bond to yield 8.000% due 8/15/30 (a)(d)	2,629,035

El Salvador — 0.2%
1,700,000	Republic of El Salvador, 7.750% due 1/24/23 (d)	1,878,500

Mexico — 5.8%
	United Mexican States:
5,400,000	11.375% due 9/15/16 (b)(c)	8,070,300
	MTN, Series A:
13,465,000	6.375% due 1/16/13 (b)(c)	14,441,212
2,275,000	6.625% due 3/3/15 (b)(c)	2,493,400
6,275,000	8.000% due 9/24/22 (b)(c)	7,633,538
9,160,000	7.500% due 4/8/33 (b)(c)	10,534,000

	Total Mexico	43,172,450

Panama — 1.1%
	Republic of Panama:
900,000	7.250% due 3/15/15 (b)(c)	965,250
1,850,000	9.375% due 4/1/29 (b)(c)	2,266,250
4,915,205	IRB, 3.750% due 7/17/14 (a)(b)(c)	4,853,765

	Total Panama	8,085,265

Peru — 1.3%
	Republic of Peru:
695,000	9.125% due 2/21/12 (b)(c)	825,312
9,182,250	FLIRB, 5.000% due 3/7/17 (a)(b)(c)	8,743,798

	Total Peru	9,569,110

Philippines — 1.2%
	Republic of the Philippines:
1,475,000	9.000% due 2/15/13 (b)(c)	1,571,797
650,000	8.250% due 1/15/14 (b)(c)	664,625
3,500,000	9.375% due 1/18/17 (b)(c)	3,788,750
2,950,000	10.625% due 3/16/25 (b)(c)	3,320,520

	Total Philippines	9,345,692

See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Schedule of Investments (continued)

May 31, 2005

Face Amount†	Security‡	Value
Russia — 4.3%
1,100,000	Aries Vermogensverwaltungs GmbH, Russian Federation, Credit-Linked Notes, Series C, 9.600% due 10/25/14 (d)	$1,414,875
	Russian Federation:
9,075,000	12.750% due 6/24/28 (b)(c)(d)	16,130,812
13,265,000	5.000% due 3/31/30 (a)(d)	14,590,837

	Total Russia	32,136,524

South Africa — 0.6%
	Republic of South Africa:
1,350,000	9.125% due 5/19/09 (b)(c)	1,574,437
2,325,000	6.500% due 6/2/14 (b)(c)	2,577,844

	Total South Africa	4,152,281

Turkey — 1.5%
	Republic of Turkey:
475,000	11.750% due 6/15/10 (b)(c)	585,437
4,725,000	11.500% due 1/23/12 (b)(c)	5,906,250
1,100,000	11.000% due 1/14/13 (b)(c)	1,364,000
1,670,000	11.875% due 1/15/30 (b)(c)	2,325,475
1,225,000	Collective Action Securities, 9.500% due 1/15/14 (b)(c)	1,427,125

	Total Turkey	11,608,287

Ukraine — 0.4%
	Republic of Ukraine:
1,300,000	7.650% due 6/11/13 (d)	1,417,000
1,297,391	Senior Notes, 11.000% due 3/15/07 (b)(c)(d)	1,384,965

	Total Ukraine	2,801,965

Uruguay — 0.3%
2,075,000	Republic of Uruguay, 7.500% due 3/15/15 (b)(c)	1,971,250

Venezuela — 1.3%
	Bolivarian Republic of Venezuela:
3,245,000	5.375% due 8/7/10	2,961,062
2,925,000	8.500% due 10/8/14 (b)(c)	2,946,938
3,250,000	Collective Action Securities, 10.750% due 9/19/13 (b)(c)	3,695,250

	Total Venezuela	9,603,250

	Total Sovereign Bonds (Cost — $204,220,212)	218,555,618

See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Schedule of Investments (continued)

May 31, 2005

Face Amount	Security‡	Value
Loan Participation — 0.1%
Morocco — 0.1%
$634,142	Kingdom of Morocco, Tranche A, 3.803% due 1/2/09 (UBS Financial Services, Inc.), (a)(b)(c)(i) (Cost — $624,838)	$627,801

Shares
Common Stock — 0.1%
Materials — 0.1%
Chemicals — 0.1%
30,303	Applied Extrusion Technologies, Inc., Class A Shares (b)(c)(j)* (Cost — $945,357)	705,567

Preferred Stock — 0.2%
Telecommunication Services — 0.2%
Wireless Telecommunication Services — 0.2%
1,394	Alamosa Holdings, Inc., Series B, 7.500% Cumulative, Series B (b)(c) (Cost — $431,471)	1,287,185

Warrant — 0.0%
Capital Markets — 0.0%
450	Mueller Holdings, Inc., expires 4/15/14* (Cost — $19,992)	51,862

	Total Investments Before Short-Term Investments (Cost — $653,352,865)	669,645,405

Face Amount
Short-Term Investments — 10.5%
Repurchase Agreements — 10.5%
$10,627,000	Interest in $885,430,000 joint tri-party repurchase agreement dated 5/31/05 with Bank of America, Inc., 3.050% due 6/1/05, Proceeds at maturity — $10,627,000; (Fully collateralized by various U.S. government agency obligations 0.000% due 6/30/05 to 9/11/05; Market value — $10,839,543)	10,627,000
17,000,000	Interest in $597,142,000 joint tri-party repurchase agreement dated 5/31/05 with Deutsche Bank Securities, Inc. 3.050% due 6/1/05, Proceeds at maturity — $17,001,440; (Fully collateralized by various U.S. government agency obligations 0.000% to 17.048% due 5/23/07 to 5/15/35; Market value — $17,340,006)	17,000,000
17,000,000	Interest in $459,136,000 joint tri-party repurchase agreement dated 5/31/05 with Goldman Sachs Group, Inc., 3.040% due 6/1/05, Proceeds at maturity — $17,001,436; (Fully collateralized by various U.S. government agency obligations 0.000% to 8.750% due 8/04/05 to 1/15/25; Market value — $17,340,026)	17,000,000

See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Schedule of Investments (continued)

May 31, 2005

Face Amount	Security‡	Value
Repurchase Agreements — 10.5% (continued)
$17,000,000	Interest in $579,182,000 joint tri-party repurchase agreement dated 5/31/05 with Merrill Lynch & Co., Inc., 3.020% due 6/1/05, Proceeds at maturity — $17,001,426; (Fully collateralized by various U.S. government agency obligations 0.000% to 5.980% due 6/8/05 to 2/12/24; Market value — $17,340,013)	$17,000,000
17,000,000	Interest in $500,345,000 joint tri-party repurchase agreement dated 5/31/05 with Morgan Stanley, 3.050% due 6/1/05, Proceeds at maturity — $17,001,440; (Fully collateralized by various U.S. government agency obligations 2.350% to 6.000% due 8/4/06 to 3/3/25; Market value — $17,345,538)	17,000,000

	Total Short-Term Investments (Cost — $78,627,000)	78,627,000

	Total Investments — 100.0% (Cost — $731,979,865#)	$748,272,405

#	Aggregate cost for federal income tax purposes is $731,958,008.
*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise indicated.
‡	All securities (except the securities segregated for mortgage dollar rolls and futures contracts) are segregated as collateral pursuant to a revolving credit facility (See Note 4).
(a)	Variable rate securities. Coupon rates disclosed are those which are in effect at May 31, 2005. Maturity date shown is the date of the next coupon rate reset or actual maturity.
(b)	All or a portion of this security has been segregated for mortgage dollar roll transactions.
(c)	All or a portion of this security is segregated for open futures contracts.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.
(e)	Security is currently in default.
(f)	This security is traded on a “to-be-announced” basis.
(g)	All or a portion of this security is acquired under mortgage dollar roll agreement.
(h)	Argentina bonds were tendered as of February 25, 2005, under a plan of reorganization of Argentina. On June 6, 2005, bonds were exchanged for Republic of Argentina, Discount Bonds, 5.830% due 12/31/33 which is denominated in Argentine peso.
(i)	Participation interest was acquired through the financial institutions indicated parenthetically.
(j)	Security is valued in good faith at fair value by or under the direction of the Board of Directors.

See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Schedule of Investments (continued)

May 31, 2005

Abbreviations used in this schedule:
DCB	—	Debt Conversion Bond
DEM	—	German Mark
EUR	—	Euro
FLIRB	—	Front-Loaded Interest Reduction Bonds
IO	—	Interest Only
IRB	—	Interest Reduction Bonds
ITL	—	Italian Lira
MTN	—	Medium-Term Note
NIM	—	Net Interest Margin

See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Statement of Assets and Liabilities

May 31, 2005

ASSETS:
Investments, at value (Cost – $653,352,865)	$669,645,405
Repurchase agreements, at value (Cost – $78,627,000)	78,627,000
Cash	376
Interest receivable	9,309,035
Deposits with brokers for open futures contracts	868,362
Prepaid expenses	17,351

Total Assets	758,467,529

LIABILITIES:
Payable for securities purchased	206,580,411
Loan payable (Note 4)	100,000,000
Management fee payable	540,801
Interest payable (Note 4)	272,542
Deferred dollar roll income	157,325
Directors’ fees payable	6,388
Transfer agent fees payable	5,346
Accrued expenses	188,554

Total Liabilities	307,751,367

Total Net Assets	$450,716,162

NET ASSETS:
Par value ($0.001 par value; 100,000,000 shares authorized; 30,542,075 shares outstanding)	$30,542
Paid-in capital in excess of par value	435,478,292
Overdistributed net investment income	(33,216)
Accumulated net realized gain on investments, future contracts and foreign currency transactions	3,997,574
Net unrealized appreciation of investments and futures contracts	11,242,970

Total Net Assets	$450,716,162

Shares Outstanding	30,542,075

Net Asset Value	$14.76

See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Statement of Operations

For the Year Ended May 31, 2005

INVESTMENT INCOME:
Interest	$40,712,039
Dividends	26,210

Total Investment Income	40,738,249

EXPENSES:
Management fee (Note 2)	6,525,497
Interest expense (Note 4)	2,703,589
Custody fees	141,217
Transfer agent fees	84,537
Audit and tax	69,958
Legal fees	60,004
Directors’ fees	53,865
Shareholder reports	36,306
Stock exchange listing fees	19,516
Insurance	4,684
Miscellaneous expenses	10,983

Total Expenses	9,710,156

Net Investment Income	31,028,093

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	13,968,960
Futures contracts	(3,854,930)
Foreign currency transactions	(2,081,265)

Net Realized Gain	8,032,765

Change in net unrealized appreciation/depreciation from:
Investments	14,643,414
Futures contracts	(8,476,366)
Foreign currency transactions	1,537,006

Change in Net Unrealized Appreciation/Depreciation	7,704,054

Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	15,736,819

Increase in Net Assets From Operations	$46,764,912

See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Statements of Changes in Net Assets

For the Years Ended May 31,

	2005	2004(1)
OPERATIONS:
Net investment income	$31,028,093	$30,395,718
Net realized gain	8,032,765	3,571,596
Change in net unrealized appreciation/depreciation	7,704,054	3,538,916

Increase in Net Assets From Operations	46,764,912	37,506,230

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(32,564,988)	(29,548,481)
Net realized gains	(5,164,586)	(1,829,628)
Return of capital	(1,211,571)	—

Decrease in Net Assets From Distributions to Shareholders	(38,941,145)	(31,378,109)

FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares (30,325,000 shares issued, net of $909,750 offering costs)	—	433,495,875
Reinvestment of dividends and distributions (210,080 shares issued)	—	3,168,399

Increase in Net Assets From Fund Share Transactions	—	436,664,274

Increase in Net Assets	7,823,767	442,792,395

NET ASSETS:
Beginning of year	442,892,395	100,000

End of year*	$450,716,162	$442,892,395

* Includes undistributed (overdistributed) net investment income of:	$(33,216)	$4,048,571

(1)	For the period July 28, 2003 (commencement of operations) to May 31, 2004.

See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Statement of Cash Flows

For the Year Ended May 31, 2005

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividend received	$39,582,935
Operating expenses paid	(6,981,142)
Net sales of short-term investments	64,373,000
Realized gain on foreign currency transactions	(3,005,908)
Realized gain on futures contracts	(3,854,930)
Net change in unrealized depreciation on futures contracts	(8,476,366)
Net change in unrealized appreciation on foreign currencies	1,537,006
Purchases of long-term investments	(612,840,359)
Proceeds from disposition of long-term investments	571,481,410
Change in payable to broker — variation margin	1,185,891
Deposits with brokers for initial margin on futures contracts, net	(1,301,300)
Change in payable for open forward currency contracts	(1,540,199)
Interest paid	(2,554,340)

Net Cash Provided By Operating Activities	37,605,698

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(38,941,145)
Net receipt from dollar roll transactions	2,718,160
Offering costs paid	(504,384)

Net Cash Flows Used by Financing Activities	(36,727,369)

Net Increase in Cash	878,329
Due to Custodian, Beginning of year	(877,953)

Cash, End of year	$376

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$46,764,912

Accretion of discount on investments	(3,456,350)
Amortization of premium on investments	2,936,646
Deposit with brokers for initial margin on futures contracts	(1,301,300)
Increase in investments, at value	(5,793,331)
Decrease in payable for securities purchased	(1,644,360)
Increase in interest receivable	(635,610)
Decrease in receivable for securities sold	914,725
Decrease in payable for open forward currency contracts	(1,540,199)
Increase in payable to broker — variation margin	1,185,891
Increase in prepaid expenses	(17,351)
Increase in interest payable	149,249
Decrease in accrued expenses	42,776

Total Adjustments	(9,159,214)

Net Cash Flows Provided By Operating Activities	$37,605,698

See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Financial Highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

	2005(1)	2004(1)(2)
Net Asset Value, Beginning of Year	$14.50	$14.30	(3)

Income From Operations:
Net investment income	1.02	1.00
Net realized and unrealized gain	0.51	0.23

Total Income From Operations	1.53	1.23

Less Distributions Paid to Shareholders From:
Net investment income	(1.06)	(0.97)
Net realized gains	(0.17)	(0.06)
Return of capital	(0.04)	—

Total Distributions Paid to Shareholders	(1.27)	(1.03)

Increase in Net Asset Value Due to Shares Issued on Reinvestment of Dividends	—	0.00(4)

Net Asset Value, End of Year	$14.76	$14.50

Market Value, End of Year	$12.96	$13.76

Total Return, Based on Market Value(5)	3.15%	(1.63)%
Net Assets, End of Year (000s)	$450,716	$442,892
Ratios to Average Net Assets:
Gross expenses	2.14%	1.79	%(6)
Net expenses, excluding interest expense	1.55%	1.45	%(6)
Net investment income	6.85%	7.93	%(6)
Portfolio Turnover Rate(7)	88%	100%
Supplemental Data:
Loans Outstanding, End of Year (000s)	$100,000	$100,000
Asset Coverage (000s)	$550,716	$542,892
Asset Coverage for Loan Outstanding	551%	543%
Weighted Average Loan (000s)	$100,000	$108,367
Weighted Average Interest Rate on Loans	2.70%	1.65	%(6)

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period July 28, 2003 (commencement of operations) to May 31, 2004.
(3)	Initial public offering price of $15.00 per share less offering costs and sales load totaling $0.70 per share.
(4)	Amount represents less than $0.01 per share.
(5)	For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	Excluding mortgage dollar transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 437% and 285% for the years ended May 31, 2005 and 2004, respectively.

See Notes to Financial Statements.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Notes to Financial Statements

1.  Organization  and  Significant  Accounting  Policies

Salomon Brothers Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high yield fixed income securities issued by corporate issuers, emerging market fixed income securities and investment grade fixed income securities. As a secondary objective, the Fund seeks total return.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) INVESTMENT VALUATION. Debt securities are valued at the mean between the bid and asked price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicity traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked price as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Notes to Financial Statements (continued)

(c) FINANCIAL FUTURES CONTRACTS. The Fund may enter into financial future contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial future contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risk may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) MORTGAGE DOLLAR ROLLS. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS. The Fund trades securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities, which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Notes to Financial Statements (continued)

(f) LOAN PARTICIPATIONS. The Fund invests in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund will assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(g) CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(h) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method.

(i) FOREIGN CURRENCY TRANSLATION. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Notes to Financial Statements (continued)

other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) DISTRIBUTIONS TO SHAREHOLDERS. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) FEDERAL AND OTHER TAXES. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(l) RECLASSIFICATION. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the year ended May 31, 2005, the following reclassifications have been made:

Undistributed Net Investment Income	Accumulated Net Realized Gain
(a) $(2,544,892)	$2,544,892

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and income from mortgage backed securities treated as capital gains for tax purposes.

2.  Management  Agreement  and  Other  Transactions

The Fund has a management and administrative agreement with Salomon Brothers Asset Management Inc. (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”). SBAM provides all management, advisory and administration services for the Fund. The fee for these services is payable monthly at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings. Borrowings for the purpose of the calculation of the management fee include loans from certain financial institutions, the use of mortgage dollar roll transactions and reverse repurchase agreements and the issuance of debt securities, and, possibly, through the issuance of preferred stocks.

In connection with SBAM’s service as investment manager to the Fund, Citigroup Asset Management Ltd. (“CAM Ltd.”), an indirect wholly-owned subsidiary of Citigroup, provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Fund pursuant to a sub-advisory consulting agreement. SBAM pays CAM Ltd. a fee for its services at no additional expense to the Fund.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Notes to Financial Statements (continued)

During periods in which the Fund is utilizing borrowings, the fee which is payable to SBAM as a percentage of the Fund’s assets will be higher than if the Fund did not utilize borrowings because the fee is calculated as a percentage of the Fund’s assets, including those investments purchased with borrowings.

At May 31, 2005, Citigroup Financial Products Inc., an affiliate of SBAM and an indirect wholly-owned subsidiary of Citigroup, held 7,657.97 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of SBAM and do not receive compensation from the Fund.

3.  Investments

During the year ended May 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government and Agency Obligations
Purchases	$534,287,096	$76,908,903

Sales	492,540,406	77,122,377

At May 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$26,563,744
Gross unrealized depreciation	(10,249,347)

Net unrealized appreciation	$16,314,397

At May 31, 2005, the Fund had the following open futures contracts:

Contracts to Sell:	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
U.S. Treasury 5 Year Note	596	6/05	$64,047,187	$65,010,563	$(963,376)
U.S. Treasury 10 Year Note	1,298	6/05	142,384,994	146,471,188	(4,086,194)

					$(5,049,570)

The average monthly balance of dollar rolls outstanding for the Fund during the year ended May 31, 2005 was approximately $215,649,635. At May 31, 2005, the Fund had outstanding mortgage dollar rolls with a total cost of $202,845,314. Counterparties with mortgage dollar rolls outstanding in excess of 10% of total net assets of the Fund at May 31, 2005 included Barclays Capital, Inc. ($76,694,323) and Merrill Lynch, Pierce, Fenner & Smith Inc. ($79,344,271).

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Notes to Financial Statements (continued)

At May 31, 2005, the Fund held TBA securities with a total cost of $202,845,314.

At May 31, 2005, the Fund held one loan participation with a total cost of $624,838 and a total market value of $627,801.

4.  Loan

At May 31, 2005, the Fund had outstanding a $100,000,000 loan pursuant to a revolving credit and security agreement with Three Pillars Funding Corp. and Citicorp North America Inc. (“CNA”), an affiliate of SBAM. In addition, CNA acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended May 31, 2005, the Fund incurred interest on this loan in the amount of $2,703,589.

5.  Dividends Subsequent to May 31, 2005

On May 4, 2005, the Fund’s Board declared three dividends, each in the amount of $0.0850 per share, payable on June 24, 2005, July 29, 2005 and August 26, 2005 to shareholders of record on June 14, 2005, July 12, 2005 and August 16, 2005, respectively.

6.  Capital Shares

On October 22, 2003, the Fund’s Board authorized the Fund to repurchase from time to time in the open market up to 3,000,000 shares of the Fund’s common stock. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund’s Board. Since the inception of the repurchase plan, the Fund has not repurchased any shares.

7.  Income  Tax  Information  and  Distributions  to  Shareholders

The tax character of distributions paid by the fund during the fiscal years ended May 31, were as follows:

	2005	2004
Distributions paid from Ordinary Income	$37,729,574	$31,378,109

Total Taxable Distributions	37,729,574	31,378,109
Tax Return of Capital	1,211,571	—

Total Distributions Paid	$38,941,145	$31,378,109

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Notes to Financial Statements (continued)

As of May 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward (a)	$(1,040,234)
Other book/tax temporary differences (b)	4,982,735
Unrealized appreciation (c)	11,264,827

Total accumulated earnings	$15,207,328

(a)	On May 31, 2005 the Fund had net capital loss carryforwards as follows:

Year of Expiration	Amount
5/31/2013	$(1,040,234)

These amounts will be available to offset any future taxable capital gains. To the extent that these carryforward losses are used to offset capital gains, the capital gains so offset will not be distributed. However, to the extent that the Fund’s current year distributions of net investment income exceed current year taxable income, such excess distributions will be taxable as ordinary income to shareholders to the extent of the capital loss carryforward utilized.
(b)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts and differences between the book and tax income accrued of securities in default.
(c)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales and the difference in accrual of income on passive foreign investment companies.

8.  Change in Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP has resigned as the independent registered public accounting firm for the Fund effective upon completion of the audit for the Fund’s 2005 fiscal year. The Fund’s Audit Committee has approved the engagement of KPMG LLP as the Fund’s new independent registered public accounting firm for the fiscal year ending May 31, 2006. A majority of the Fund’s Board of Directors, including a majority of the independent Directors, approved the appointment of KPMG LLP, subject to the right, of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

The reports of PricewaterhouseCoopers LLP on the Fund’s financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PricewaterhouseCoopers LLP during the Fund’s two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

9.  Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Notes to Financial Statements (continued)

Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) (each an affiliate of SBAM) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the CAM-managed funds’ investment manger and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup must comply with an amended version of a vendor policy that Citigroup instituted in

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Notes to Financial Statements (continued)

August 2004. That policy, as amended, among other things, requires that when requested by the board of a CAM-managed fund, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distribution will be allocated, and when such distribution will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

The Fund did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

10.  Subsequent  Event

On June 24, 2005, Citigroup Inc. (“Citigroup”), announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBAM (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Salomon Brothers Global High Income Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Global High Income Fund Inc. (“Fund”) at May 31, 2005, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

July 21, 2005

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of Salomon Brothers Global High Income Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Fund Directors and is available by contacting the transfer agent at 1-800-446-1013.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:

Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director and Member of the Nominating and Audit Committees	Since 2003	President, Colman Consulting Co.	37	None

Daniel P. Cronin 24 Woodllawn Avenue New Rochelle, NY 10504 Birth Year: 1946	Director and Member of the Nominating and Audit Committees	Since 2003	Formerly Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb 150 East 69th Street New York, NY 10021 Birth Year: 1937	Director and Member of the Nominating and Audit Committees	Since 2003	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	34	Director of two registered Investment companies advised by Advantage Advisers, Inc. (“Advantage”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of the Nominating and Audit Committees	Since 2003	President, W.R. Hutchinson & associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	44	Director, Associated Banc-Corp.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees	Since 2003	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Advanced International Studies, The John Hopkins University	34	None

Jeswald W. Salacuse Tufts University The Fletcher School of Law & Diplomacy Medford, MA 02155 Birth Year: 1938	Director and Member of the Nominating and Audit Committees	Since 2003	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law and Diplomacy, Tufts University	34	Director of two registered investment companies advised by Advantage

Interested Directors:

R. Jay Gerken, CFA(1) Citigroup Asset Management (“CAM”) 399 Park Avenue, Mezzanine New York, NY 10022 Birth Year: 1951	Director, Chairman and Chief Executive Officer	Since 2003	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President, Chief Executive Officer and Director of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Advisor, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	220	None

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Officers:

Peter J. Wilby, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1958	President	Since 2003	Managing Director of CGM and Salomon Brothers Asset Management Inc. (“SBAM”)	N/A	N/A

Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrator Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Frances M.Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer Controller	Since 2004 Since 2003	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 1999 to 2004)	N/A	N/A

James E. Craige, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1967	Executive Vice President	Since 2003	Managing Director of CGM and SBAM	N/A	N/A

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Roger M. Lavan, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1963	Executive Vice President	Since 2003	Managing Director of SBAM	N/A	N/A

Beth A. Semmel, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1960	Executive Vice President	Since 2003	Managing Director of CGM and SBAM (since December 1998); Director of CGM and SBAM (since January 1996)	N/A	N/A

Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Chief Compliance Officer	Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer of certain mutual Funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer SBFM, CFM, TIA

Wendy S. Setnicka CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM (since 2003); Controller of certain mutual funds associated with Citigroup; Assistant Controller of CAM from (2002 to 2004); Accounting Manager of CAM (from 1998 to 2002)	N/A	N/A

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

(1)	Mr. Gerken in an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Dividend Reinvestment Plan (unaudited)

Unless you elect to receive distributions in cash, all dividends, including any capital gain dividends, on your Common Shares will be automatically reinvested by PFPC, as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by PFPC as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Dividend Reinvestment Plan (unaudited) (continued)

You may withdraw from the Plan by notifying the Plan Agent in writing at P.O. Box 43027, Providence, RI 02940-3027 or by calling the Plan Agent at 1-800-331-1710. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-800-331-1710.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Additional Shareholder Information (unaudited)

This report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market pries from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Directors

CAROL L. COLMAN

DANIEL P. CRONIN

LESLIE H. GELB

R. JAY GERKEN, CFA

WILLIAM R. HUTCHINSON

RIORDAN ROETT

JESWALD W. SALACUSE

Officers

R. JAY GERKEN, CFA

Chairman and Chief Executive Officer

PETER J. WILBY, CFA

President

ANDREW B. SHOUP

Senior Vice President and

Chief Administrative Officer

FRANCES M. GUGGINO

Chief Financial Officer and Treasurer

JAMES E. CRAIGE, CFA

Executive Vice President

ROGER M. LAVAN, CFA

Executive Vice President

BETH A. SEMMEL, CFA

Executive Vice President

ANDREW BEAGLEY

Chief Compliance Officer

WENDY S. SETINCKA

Controller

ROBERT I. FRENKEL

Secretary and Chief Legal Officer

Salomon Brothers Global High Income Fund Inc.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

Telephone 1-888-777-0102

INVESTMENT MANAGER AND ADMINISTRATOR

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT

PFPC Inc.

P.O. Box 43027

Providence, RI 02940-3027

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017-3909

NEW YORK STOCK EXCHANGE SYMBOL

EHI

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2004 and May 31, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $67,000 in 2004 and $53,000 in 2005.

(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $8,500 in 2004 and $0 in 2005. These services consisted of the agreed upon procedures preformed in connection with the revolving credit facility of Salomon Brothers Global High Income Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Global High Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,300 in 2004 and $0 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d)	All Other Fees. The aggregate fees billed for all other non-audit services rendered by the Auditor to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Global High Income Fund, Inc., requiring pre-approval by the Audit Committee for the period May 6, 2003 through May 31, 2004 and for the year ended May 31, 2005, which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 pf an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region were $0.0 and $1.3 million, respectively, all of which were pre-approved by the Audit Committee.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Salomon Brothers Global High Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e)	Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1)	The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)	For the Salomon Brothers Global High Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f)	N/A

(g)	Non-audit fees billed by the Auditor for services rendered to Salomon Brothers Global High Income Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Global High Income Fund Inc. during the reporting period were $6.4 million and $2.7 million for the years ended May 31, 2004 and May 31, 2005, respectively.

(h)	Yes. The Salomon Brothers Global High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to

Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Salomon Brothers Global High Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Global High Income Fund Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Global High Income Fund Inc.

Date:	August 4, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Global High Income Fund Inc.

Date:	August 4, 2005

By:	/s/ (FRANCES M. GUGGINO)
(Frances M. Guggino)
Chief Administrative Officer of
Salomon Brothers Global High Income Fund Inc.

Date:	August 4, 2005